                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): April 3, 2003




                         FAMOUS DAVE'S OF AMERICA, INC.
             (Exact name of registrant as specified in its charter)



        Minnesota                        0-21625                 41-1782300
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


                  8091 Wallace Road, Eden Prairie, MN               55344
                (Address of principal executive offices)          (Zip Code)


                                 (952) 294-1300
              (Registrant's telephone number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

         99.1  Famous Dave's of America, Inc. Press Release dated April 3, 2003.

ITEM 9.  REGULATION FD DISCLOSURE

            The information in this section is being furnished to, but not filed with, the Securities and Exchange Commission (the "Commission") solely under
Item 12 of Form 8-K, "Results of Operations and Financial Condition," pursuant to interim procedures promulgated by the Commission in Release No. 33-8216 issued March 27, 2003.

            On April 3, 2003, Famous Dave's of America, Inc. issued a press release that included preliminary financial information for the first quarter of fiscal 2003. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           FAMOUS DAVE'S OF AMERICA, INC.


         Date: April 8, 2003               By:  /s/ Kenneth Stanecki
                                               ---------------------------------
                                               Name: Kenneth Stanecki
                                               Title: Chief Financial Officer